SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE
SECURITIES AND EXCHANGE ACT OF 1934

August 20, 2003 (August 18, 2003)
Date of Report (Date of earliest event reported)

SPECTRUM PHARMACEUTICALS, INC.

(Exact name of registrant as specified in its charter)

Delaware	000-28782	93-0979187

(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

157 Technology Drive Irvine, California		92618

(Address of principal executive offices)		(Zip Code)

(949) 788-6700

(Registrant’s telephone number, including area code)

N/A

(Former Name or Former Address, if Changed Since Last Report)

Item 5. Other Events

     On August 18, 2003, Spectrum Pharmaceuticals, Inc. (the “Company”) and Lannett Company, Inc. announced that they have entered into an exclusive supply, marketing and distribution agreement for ciprofloxacin.

     A copy of the Company’s press release is attached hereto as Exhibit 99.1 and is incorporated herein by this reference.

Item 7. Exhibits

Exhibits:

99.1	Press release dated August 18, 2003.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SPECTRUM PHARMACEUTICALS, INC.

Date: August 20, 2003	By:	/s/ Rajesh C. Shrotriya

	Name: Title:	Rajesh C. Shrotriya, M.D. Chairman, Chief Executive Officer and President

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EXHIBIT INDEX

Exhibits:

99.1	Press release dated August 18, 2003.